                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  10
Statement of Operations..........................  11
Statement of Changes in Net Assets...............  12
Financial Highlights.............................  13
Notes to Financial Statements....................  14
Report of Independent Accountants................  19
Dividend Reinvestment Plan.......................  20

VKS ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to                  [PHOTO]
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of
their earlier losses.                      DENNIS J. MCDONNELL AND DON G. POWELL
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [pie chart]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996

AAA                              50.3%
AA                               15.7%
A                                 4.5%
BBB                              24.8%
BB                                4.7%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.64 percent(3), based on the closing stock price of $11.75 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.38 percent(4) on a taxable investment.
    The Trust's one-year total return was 5.69 percent(1), including reinvestment of all dividends, reflecting a 1.1 percent decrease in market price for the period ended October 31, 1996.

             Portfolio Holdings by Industry as of October 31, 1996
                    Health Care....................... 25.3%
                    Utilities......................... 21.4%
                    General Purpose................... 15.1%
                    Housing........................... 13.4%
                    Industrial Revenue................. 8.7%
                    Transportation..................... 7.9%
                    Education.......................... 7.5%
                    Other.............................. 0.7%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.

                                                         Continued on page three

    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time. The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)



 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............     5.69%
One-year total return based on NAV(2)......................     5.58%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.64%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    10.38%

 SHARE VALUATIONS

Net asset value............................................   $ 13.67
Closing common stock price.................................   $11.750
One-year high common stock price (02/23/96)................   $12.625
One-year low common stock price (07/09/96).................   $11.000
Preferred share (Series A) rate(5).........................     3.30%
Preferred share (Series B) rate(5).........................     3.39%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon      Maturity   Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  1.9%
$ 5,000   Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
          Ser A (AMBAC Insd)............................     5.000%    08/15/15  $ 4,656,400
                                                                                 ------------
          CALIFORNIA  13.5%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assn
          Rfdg (AMBAC Insd).............................     5.000     05/15/13    3,145,418
  3,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent...........................     5.450     10/01/13    2,895,450
  6,420   California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Co Ser B (MBIA Insd)...     6.350     06/01/09    6,810,593
  1,000   California Rural Home Mtg Fin Mtg Backed Secs
          Pgm Ser C (d)................................. 6.40/7.80     02/01/28    1,109,360
 10,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosp Rfdg (MBIA Insd)...     4.750     06/01/21    8,674,300
  2,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd).............................     5.125     12/01/23    1,803,620
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd).........................................     6.000     06/01/08    3,237,930
  4,880   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)....................     6.250     08/01/23    5,144,154
                                                                                 ------------
                                                                                  32,820,825
                                                                                 ------------
          COLORADO  5.6%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B..............................     7.000     08/31/26    1,085,080
  2,000   Colorado Hsg Fin Auth Multi-Family Hsg Insd
          Mtg Ser A.....................................     6.800     10/01/37    2,092,500
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1............................................     7.550     11/01/27    1,645,245
  4,510   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          F.............................................     8.625     06/01/25    5,193,175
  3,415   Denver, CO City & Cnty Arpt Rev Ser B.........     6.900     11/15/00    3,661,153
                                                                                 ------------
                                                                                  13,677,153
                                                                                 ------------
          GEORGIA  2.7%
  3,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser
          B.............................................     7.900     12/01/18    3,197,310
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)...................................     5.500     01/01/12    1,441,729
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (FGIC Insd)...................................     5.500     01/01/12    2,015,200
                                                                                 ------------
                                                                                   6,654,239
                                                                                 ------------
          ILLINOIS  6.5%
  2,060   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent..........................................     5.875     09/01/06    2,048,114
  4,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A.................     7.875     11/01/25    4,853,340
  1,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd)..........................     6.750     01/01/12    1,621,710
  1,260   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84C.................     8.200     05/01/18    1,370,376
  5,450   Illinois Hlth Fac Auth Rev Westlake Cmnty
          Hosp..........................................     7.750     01/01/04    5,803,923
                                                                                 ------------
                                                                                  15,697,463
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon      Maturity   Market Value
---------------------------------------------------------------------------------------------
          INDIANA  3.5%
$ 3,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................     6.000%    08/15/02  $ 3,039,120
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................     6.250     08/15/05    2,053,880
    990   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg...........................     5.900     03/01/01    1,003,098
    540   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg...........................     6.000     03/01/02      546,566
  2,000   Saint Joseph Cnty, IN Edl Fac Rev Univ Notre
          Dame Du Lac Proj..............................     5.500     03/01/26    1,941,760
                                                                                 ------------
                                                                                   8,584,424
                                                                                 ------------
          IOWA  2.2%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC Insd)
          (c)...........................................     6.125     01/01/12    5,226,200
                                                                                 ------------
          KANSAS  2.3%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec
          Co Proj Rfdg (MBIA Insd)......................     7.000     06/01/31    5,516,000
                                                                                 ------------
          KENTUCKY  1.8%
  4,020   Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd)..........     8.300     07/01/24    4,393,217
                                                                                 ------------
          LOUISIANA  1.0%
  2,250   Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)...................     7.500     06/01/21    2,519,032
                                                                                 ------------
          MARYLAND  6.8%
  4,435   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser.........     7.300     04/01/25    4,691,210
  6,325   Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd)...     5.000     07/01/13    5,972,381
  6,270   Maryland St Hlth & Higher Edl Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)...................     5.000     07/01/13    5,920,448
                                                                                 ------------
                                                                                  16,584,039
                                                                                 ------------
          MASSACHUSETTS  1.6%
  1,775   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg................................     6.750     07/01/05    1,954,701
  1,705   Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)....     7.000     07/01/09    1,929,276
                                                                                 ------------
                                                                                   3,883,977
                                                                                 ------------
          MICHIGAN  2.1%
  1,000   Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Projs Ser C1................     6.250     07/01/25    1,020,240
  1,355   Flint, MI Hosp Bldg Auth Rev Hurley Med Cent
          Ser A Rfdg....................................     5.750     07/01/03    1,348,957

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon      Maturity   Market Value
---------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 2,745   Michigan Muni Bond Auth Rev St Revolving Fd...     5.400%    10/01/14  $ 2,700,009
                                                                                 ------------
                                                                                   5,069,206
                                                                                 ------------
          MINNESOTA  0.5%
  1,375   Saint Cloud, MN Hosp Fac Rev Saint Cloud Hosp
          Ser A Rfdg (AMBAC Insd).......................     5.000     07/01/12    1,305,397
                                                                                 ------------
          MISSISSIPPI  2.0%
  2,000   Mississippi Home Corp Single Family Rev Mtg
          Ser C (d)..................................... 5.50/7.60     06/01/29    2,208,720
  1,000   Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Insd)(d).......................... 6.00/7.55     12/01/27    1,089,990
  1,385   Mississippi Home Corp Single Family Rev Ser D
          (GNMA Collateralized).........................     8.100     12/01/24    1,546,713
                                                                                 ------------
                                                                                   4,845,423
                                                                                 ------------
          MISSOURI  0.8%
    765   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Lake of the Ozarks Genl Hosp..................     6.250     02/15/11      769,712
    995   Missouri St Hsg Dev Comm Mtg Rev Single Family
          Ln Ser A (GNMA Collateralized)................     7.200     09/01/26    1,086,938
                                                                                 ------------
                                                                                   1,856,650
                                                                                 ------------
          NEVADA  1.9%
  2,000   Clark Cnty, NV Passenger Fac Las Vegas
          Macarran Intl Arpt (MBIA Insd)................     5.750     07/01/23    1,974,300
  2,440   Nevada Hsg Div Single Family Pgm Ser E (FHA
          Gtd)..........................................     6.900     10/01/11    2,545,262
                                                                                 ------------
                                                                                   4,519,562
                                                                                 ------------
          NEW JERSEY  4.3%
  2,000   New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A..............     6.200     12/01/10    2,030,640
  7,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC Insd)....     6.875     11/01/34    8,275,425
                                                                                 ------------
                                                                                  10,306,065
                                                                                 ------------
          NEW YORK  13.2%
  1,615   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/99) (FGIC
          Insd).........................................     6.750     06/15/14    1,739,920
  2,520   New York City Ser B...........................     7.250     08/15/19    2,771,370
  5,000   New York City Ser C...........................     7.000     08/15/16    5,388,550
  5,810   New York City Ser C...........................     7.250     08/15/24    6,183,351
    155   New York City Ser C (Prerefunded @
          08/15/01).....................................     7.250     08/15/24      172,495
  2,000   New York City Ser G...........................     5.750     02/01/14    1,917,500
  4,355   New York St Dorm Auth Rev Court Fac Lease Ser
          A.............................................     5.500     05/15/10    4,241,465
  1,910   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Impt Ser B......................     7.625     08/15/17    2,142,867

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon      Maturity   Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 3,000   New York St Pwr Auth Rev & Genl Purp Ser Y....     6.750%    01/01/18  $ 3,261,000
  4,350   Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg....................................     5.000     01/01/12    4,108,619
                                                                                 ------------
                                                                                  31,927,137
                                                                                 ------------
          NORTH CAROLINA  2.3%
  5,800   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser B Rfdg (Embedded Cap).....................     6.000     01/01/14    5,689,916
                                                                                 ------------
          OHIO  2.0%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (b)(d)...........................   0/6.500     12/01/07      733,530
  1,000   Delaware Cnty, OH Hlth Care Fac Rev Mtg
          Centrum at Willow Brook (FHA Gtd).............     6.550     02/01/35    1,025,070
  2,045   Marion Cnty, Ohio Hosp Impt Rev Cmnty Hosp
          Rfdg..........................................     6.000     05/15/05    2,070,808
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt.............................     6.000     05/15/06    1,012,930
                                                                                 ------------
                                                                                   4,842,338
                                                                                 ------------
          OKLAHOMA  1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev MidAmerica
          Hlthcare Inc Rfdg.............................     6.125     10/01/14    2,655,125
                                                                                 ------------
          PENNSYLVANIA  8.0%
  3,000   Butler Cnty, PA Hosp Auth Hosp Rev North Hills
          Passavant Hosp Ser A (Cap Guar Insd)..........     6.900     06/01/09    3,311,730
  6,000   Pennsylvania Intergovtl Coop Auth Spl Tax Rev
          City of Philadelphia Fdg Pgm (FGIC Insd)......     5.350     06/15/07    6,061,860
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd).........................................     5.400     07/01/09   10,013,600
                                                                                 ------------
                                                                                  19,387,190
                                                                                 ------------
          TEXAS  5.2%
  3,500   Brazos River Auth TX Pollutn Ctl Rev Coll TX
          Utils Elec Co Proj Ser A......................     7.875     03/01/21    3,883,740
  3,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (AMBAC
          Insd).........................................     4.950     08/15/06    2,987,580
  3,190   San Antonio, TX Arpt Sys Rev Rfdg (AMBAC
          Insd).........................................     7.375     07/01/13    3,695,168
  1,935   Texas Hsg Agy Residential Dev Rev Mtg Ser D
          (GNMA Collateralized).........................     8.400     01/01/21    2,033,550
                                                                                 ------------
                                                                                  12,600,038
                                                                                 ------------
          UTAH  4.7%
  3,000   Intermountain Pwr Agy Utah Pwr Supply Rev Ser
          B Rfdg (MBIA Insd) (b)........................     5.750     07/01/19    2,930,340
  3,000   Murray City, UT Hosp Rev Inc Hlth Serv Inc
          Rfdg (MBIA Insd)..............................     4.750     05/15/20    2,599,920
  3,000   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj (c)......................................     7.900     06/01/17    3,176,700
  2,510   Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          D2............................................     6.850     07/01/25    2,608,141
                                                                                 ------------
                                                                                  11,315,101
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon      Maturity   Market Value
---------------------------------------------------------------------------------------------
          WASHINGTON  2.0%
$ 2,030   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............         *     07/01/13  $    773,978
  3,380   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............         *     07/01/15     1,137,505
  3,000   Washington St Ser B...........................     5.500%    05/01/18     2,946,210
                                                                                 ------------
                                                                                    4,857,693
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $227,431,785) (a)......................................................   241,389,810
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.4%.................................     1,000,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%....................................       321,744
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $242,711,554
                                                                                 ------------

*Zero coupon bond

(a) At October 31, 1996, the cost for federal income tax purposes is $227,431,785; the aggregate gross unrealized appreciation is $14,363,581 and the aggregate gross unrealized depreciation is $405,556, resulting in net unrealized appreciation of $13,958,025.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $227,431,785) (Note 1)..............   $241,389,810
Short-Term Investments (Note 1)........................................      1,000,000
Receivables:
  Interest.............................................................      4,706,199
  Securities Sold......................................................         56,050
Unamortized Organizational Expenses (Note 1)...........................          9,786
Options at Market Value (Net premiums paid of $28,246) (Note 4)........          2,578
Other..................................................................          3,506
                                                                          ------------
      Total Assets.....................................................    247,167,929
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................      3,573,180
  Income Distributions--Common and Preferred Shares....................        304,516
  Custodian Bank.......................................................        244,216
  Investment Advisory Fee (Note 2).....................................        132,995
  Administrative Fee (Note 2)..........................................         30,691
  Affiliates (Note 2)..................................................          2,508
Accrued Expenses.......................................................        119,060
Deferred Compensation and Retirement Plans (Note 2)....................         49,209
                                                                          ------------
      Total Liabilities................................................      4,456,375
                                                                          ------------
NET ASSETS.............................................................   $242,711,554
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,900
  issued with liquidation preference of $50,000 per share) (Note 5)....   $ 95,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 10,806,700 shares issued and outstanding)................        108,067
Paid in Surplus........................................................    149,167,283
Net Unrealized Appreciation on Securities..............................     13,932,357
Accumulated Undistributed Net Investment Income........................        630,702
Accumulated Net Realized Loss on Securities............................    (16,126,855)
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    147,711,554
                                                                          ------------
NET ASSETS.............................................................   $242,711,554
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($147,711,554 divided
  by 10,806,700 shares outstanding)....................................   $      13.67
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
INTEREST.................................................................  $14,511,351
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2).........................................    1,571,141
Administrative Fee (Note 2)..............................................      362,571
Preferred Share Maintenance (Note 5).....................................      254,569
Trustees Fees and Expenses (Note 2)......................................       24,627
Amortization of Organizational Expenses (Note 1).........................        8,019
Legal (Note 2)...........................................................        2,670
Other....................................................................      226,406
                                                                           -----------
    Total Expenses.......................................................    2,450,003
                                                                           -----------
NET INVESTMENT INCOME....................................................  $12,061,348
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments............................................................  $   114,958
  Options................................................................     (223,194)
  Futures................................................................   (1,568,982)
                                                                           -----------
Net Realized Loss on Securities..........................................   (1,677,218)
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period................................................   12,962,654
                                                                           -----------
  End of the Period:
    Investments..........................................................   13,958,025
    Options..............................................................      (25,668)
                                                                           -----------
                                                                            13,932,357
                                                                           -----------
Net Unrealized Appreciation on Securities During the Period..............      969,703
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES...........................  $  (707,515)
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................  $11,353,833
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                    Year Ended         Year Ended
                                                 October 31, 1996   October 31, 1995
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $ 12,061,348      $ 12,397,264
Net Realized Loss on Securities...............      (1,677,218)       (6,109,988)
Net Unrealized Appreciation on Securities
  During the Period...........................         969,703        22,391,711
                                                  ------------       -----------
Change in Net Assets from Operations..........      11,353,833        28,678,987
                                                  ------------       -----------
Distributions from Net Investment Income:
  Common Shares...............................      (8,536,845)       (9,446,665)
  Preferred Shares............................      (3,395,189)       (3,692,258)
                                                  ------------       -----------
Total Distributions...........................     (11,932,034)      (13,138,923)
                                                  ------------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................        (578,201)       15,540,064
NET ASSETS:
Beginning of the Period.......................     243,289,755       227,749,691
                                                  ------------       -----------
End of the Period (Including undistributed net
  investment income of $630,702 and $501,388,
  respectively)...............................    $242,711,554      $243,289,755
                                                  ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            January 22, 1993
                                                                             (Commencement
                                             Year Ended October 31,          of Investment
                                       -----------------------------------   Operations) to
                                        1996          1995          1994    October 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)........  $13.722       $12.284       $15.253           $13.808
                                        ------        ------        ------            ------
  Net Investment Income..............    1.116         1.147         1.181              .803
  Net Realized and Unrealized
    Gain/Loss on Securities..........    (.065)        1.507        (2.927)            1.329
                                        ------        ------        ------            ------
Total from Investment Operations.....    1.051         2.654        (1.746)            2.132
                                        ------        ------        ------            ------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......     .790          .874          .938              .547
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................     .314          .342          .244              .140
  Distributions from Net Realized
    Gain on Securities (Note 1):
    Paid to Common Shareholders......      -0-           -0-          .034               -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................      -0-           -0-          .007               -0-
                                        ------        ------        ------            ------
Total Distributions..................    1.104         1.216         1.223              .687
                                        ------        ------        ------            ------
Net Asset Value, End of the Period...  $13.669       $13.722       $12.284           $15.253
                                        ------        ------        ------            ------
Market Price Per Share at End of the
  Period.............................  $11.750       $11.875       $10.750           $14.625
Total Investment Return at Market
  Price (b)..........................    5.69%        18.79%       (20.83%)            8.26%*
Total Return at Net Asset Value
  (c)................................    5.58%        19.39%       (13.59%)           12.82%*
Net Assets at End of the Period (In
  millions)..........................   $242.7        $243.3        $227.7            $259.8
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.............................    1.67%         1.77%         1.61%             1.49%
Ratio of Expenses to Average Net
  Assets.............................    1.01%         1.06%          .99%             1.02%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................    5.91%         6.14%         6.76%             5.97%
Portfolio Turnover...................      24%           75%          165%              114%*

(a) Net asset value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 21, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $16,152,523 which will expire between 2002 and 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open option positions.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 98.6% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1996
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $16,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $63,018,718 and $57,703,125, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                                October 31, 1996
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1995............................       200
Futures Opened.............................................       300
Futures Closed.............................................      (500)
                                                                 ----
Outstanding at October 31, 1996............................       -0-
                                                                 ====

B. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995..................       -0-     $     -0-
Options Written and Purchased (Net)..............       340      (411,339)
Options Terminated in Closing Transactions
  (Net)..........................................      (225)      315,098
Options Expired (Net)............................      (100)       67,995
                                                       ----     ---------
Outstanding at October 31, 1996..................        15     $ (28,246)
                                                       ====     =========

                                October 31, 1996
--------------------------------------------------------------------------------

    The related futures contracts of the outstanding option transactions as of October 31, 1996, and the description and market value are as follows:

                                                                        MARKET
                                                  EXPIRATION MONTH/    VALUE OF
                                     CONTRACTS     EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------------
U.S. Treasury Bond Future
  Dec 1996 Purchased Put.............        15         Nov/110          $2,578
                                           ----                        --------

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 1996, the average rate in effect was 3.343%. During the year ended October 31, 1996, the rates ranged from 3.30% to 4.25%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Strategic Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Strategic Sector Municipal Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as
  defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc.,
    1996 All rights reserved.
(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Trust, 6,478,551 shares voted in his favor, 156,296 withheld. With regard to the election of Hugo F. Sonnenschein as elected trustee by the common shareholders of the Trust, 6,477,005 shares voted in his favor, 157,842 withheld. With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 1,821 shares voted in his favor, 0 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 6,479,038 voted in favor, 63,441 voted against and 94,188 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 8,997,560 shares voted for the proposal, 179,581 voted against and 245,471 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 4,072,490 shares voted for the proposal, 226,649 voted against and 247,912 abstained.